Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2008

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter Change	Previous Year to Date Change

		2008	2007	2008	2007

HIGHLIGHTS	Net income	$103,338	$135,341	$181,149	$237,176	(23.6)%	(23.6)%
	Net income available to common shareholders	99,463	131,466	173,399	229,426	(24.3)%	(24.4)%
	Operating income [a]	102,678	141,177	192,205	246,373	(27.3)%	(22.0)%
	Operating income available to common shareholders [a]	98,803	137,302	184,455	238,623	(28.0)%	(22.7)%
	Operating cash flow	127,085	118,870	269,823	240,675	6.9%	12.1%
	Gross premiums written	518,063	506,803	1,386,654	1,080,094	2.2%	28.4%
	Net premiums earned	453,085	417,551	825,128	794,596	8.5%	3.8%
	Total assets	7,884,286	7,225,847	7,884,286	7,225,847	9.1%	9.1%
	Total shareholders’ equity	2,533,895	2,379,846	2,533,895	2,379,846	6.5%	6.5%

PER SHARE	Basic earnings per common share
AND SHARES DATA	Net income (as reported)	$1.70	$2.01	$2.95	$3.47	(15.3)%	(14.9)%
	Operating income (as reported) [a]	$1.69	$2.10	$3.14	$3.61	(19.5)%	(13.0)%
	Diluted earnings per common share
	Net income (as reported)	$1.56	$1.85	$2.70	$3.22	(15.8)%	(16.1)%
	Operating income (as reported) [a]	$1.55	$1.94	$2.87	$3.35	(19.9)%	(14.2)%
As Reported	Weighted average common shares outstanding	58,558	65,531	58,691	66,069	(10.6)%	(11.2)%
	Weighted average common shares outstanding and dilutive potential common shares	63,712	70,930	64,196	71,294	(10.2)%	(10.0)%
Book Value Per	Book value [b]	$39.97	$33.67	$39.97	$33.67	18.7%	18.7%
Common Share	Diluted book value (treasury stock method) [b]	$36.72	$30.56	$36.72	$30.56	20.1%	20.1%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	4.3%	6.0%	7.5%	10.7%	(1.8)	(3.3)
	ROAE, operating income [a] [c]	4.2%	6.3%	7.9%	11.2%	(2.1)	(3.2)
	Return on beg. common equity (ROBE), net income [c]	4.3%	6.1%	7.5%	10.9%	(1.8)	(3.4)
	ROBE, operating income [a]	4.2%	6.3%	8.0%	11.4%	(2.1)	(3.4)
	Annualized ROAE, net income [c]	17.0%	24.2%	14.9%	21.5%	(7.2)	(6.5)
	Annualized ROAE, operating income [a] [c]	16.9%	25.3%	15.9%	22.3%	(8.4)	(6.4)
	Annualized ROBE, net income	17.0%	24.3%	15.0%	21.9%	(7.3)	(6.9)
	Annualized ROBE, operating income [a]	16.9%	25.3%	16.0%	22.7%	(8.4)	(6.8)
	Annualized investment yield	4.4%	5.7%	3.9%	5.5%	(1.3)	(1.6)

	Loss ratio	60.7%	49.6%	56.3%	52.6%	11.1	3.7
GAAP	Acquisition expense ratio	16.7%	17.7%	18.2%	17.8%	(1.0)	0.4
	General and administrative expense ratio	11.6%	11.7%	12.4%	12.3%	(0.1)	0.1

	Combined ratio	89.0%	79.0%	86.9%	82.7%	10.0	4.2
STAT	Acquisition expense ratio	18.2%	19.1%	15.1%	17.4%	(0.9)	(2.3)
	General and administrative expense ratio	12.5%	10.8%	9.7%	9.9%	1.7	(0.2)

	Combined ratio	91.4%	79.5%	81.1%	79.9%	11.9	1.2

[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 33.

[c]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTER ENDED

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	JUNE 30, 2006

UNDERWRITING REVENUES
Gross premiums written	$518,063	$868,591	$277,750	$423,271	$506,803	$451,253
Premiums ceded	(48,678)	(227,804)	(62,282)	(45,655)	(58,577)	(42,575)

Net premiums written	$469,385	$640,787	$215,468	$377,616	$448,226	$408,678
Change in unearned premiums	(16,300)	(268,744)	184,994	22,126	(30,675)	(2,000)

Net premiums earned	$453,085	$372,043	$400,462	$399,742	$417,551	$406,678
Other underwriting income (loss)	1,933	(740)	9,044	1,697	(3,203)	(1,992)

Total underwriting revenues	$455,018	$371,303	$409,506	$401,439	$414,348	$404,686

UNDERWRITING EXPENSES
Losses and loss expenses	$275,325	$189,502	$144,852	$186,456	$207,179	$269,445
Acquisition expenses	75,636	74,374	89,501	76,604	73,941	79,197
General and administrative expenses	52,493	50,044	64,655	55,121	48,664	46,068

Total underwriting expenses	$403,454	$313,920	$299,008	$318,181	$329,784	$394,710

Underwriting income	$51,564	$57,383	$110,498	$83,258	$84,564	$9,976

OTHER OPERATING REVENUE
Net investment income	$60,482	$46,878	$65,310	$62,605	$78,548	$60,291
Interest expense	(7,534)	(7,534)	(7,532)	(7,533)	(7,531)	(7,459)
Amortization of intangibles	(2,637)	(2,688)	(1,905)	(1,127)	(1,127)	(1,158)

Total other operating revenue	$50,311	$36,656	$55,873	$53,945	$69,890	$51,674

INCOME BEFORE OTHER ITEMS	$101,875	$94,039	$166,371	$137,203	$154,454	$61,650

OTHER
Net foreign exchange gains (losses)	$5,621	($3,107)	($6,729)	($700)	$2,072	$11,997
Net realized losses on investments	(4,013)	(11,484)	(4,125)	(3,055)	(9,038)	(8,729)
Income tax expense	(145)	(1,637)	(2,987)	(2,047)	(12,147)	(868)

NET INCOME	$103,338	$77,811	$152,530	$131,401	$135,341	$64,050
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$99,463	$73,936	$148,655	$127,526	$131,466	$60,175

KEY RATIOS/PER SHARE DATA

Loss ratio	60.7%	50.9%	36.2%	46.6%	49.6%	66.3%
Acquisition expense ratio	16.7%	20.0%	22.3%	19.2%	17.7%	19.5%
General and administrative expense ratio	11.6%	13.5%	16.2%	13.8%	11.7%	11.3%

Combined ratio	89.0%	84.4%	74.7%	79.6%	79.0%	97.1%

Weighted average basic shares outstanding	58,558	58,823	62,225	64,468	65,531	66,398
Weighted average dilutive shares outstanding	63,712	64,503	68,326	70,431	70,930	71,109

Basic earnings per common share	$1.70	$1.26	$2.39	$1.98	$2.01	$0.91
Diluted earnings per common share	$1.56	$1.15	$2.18	$1.81	$1.85	$0.85

ROAE, net income [a]	4.3%	3.2%	6.4%	5.7%	6.0%	3.5%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - YTD

	SIX MONTHS ENDED			YEAR ENDED

	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$1,386,654	$1,080,094	$1,022,634	$1,781,115	$1,789,642
Premiums ceded	(276,482)	(98,203)	(70,947)	(206,140)	(204,078)

Net premiums written	$1,110,172	$981,891	$951,687	$1,574,975	$1,585,564
Change in unearned premiums	(285,044)	(187,295)	(124,803)	19,825	53,010

Net premiums earned	$825,128	$794,596	$826,884	$1,594,800	$1,638,574
Other underwriting income (loss)	1,193	(9,139)	1,509	1,602	1,390

Total underwriting revenues	$826,321	$785,457	$828,393	$1,596,402	$1,639,964

UNDERWRITING EXPENSES
Losses and loss expenses	$464,827	$417,773	$508,177	$749,081	$827,630
Acquisition expenses	150,010	141,471	154,445	307,576	317,489
General and administrative expenses	102,537	97,493	89,959	217,269	190,373

Total underwriting expenses	$717,374	$656,737	$752,581	$1,273,926	$1,335,492

Underwriting income	$108,947	$128,720	$75,812	$322,476	$304,472

OTHER OPERATING REVENUE
Net investment income	$107,360	$153,361	$121,835	$281,276	$257,449
Interest expense	(15,068)	(15,060)	(14,985)	(30,125)	(30,041)
Amortization of intangibles	(5,325)	(2,254)	(2,316)	(5,286)	(4,600)

Total other operating revenue	$86,967	$136,047	$104,534	$245,865	$222,808

INCOME BEFORE OTHER ITEMS	$195,914	$264,767	$180,346	$568,341	$527,280

OTHER
Net foreign exchange gains (losses)	$2,514	($541)	$14,883	($7,970)	$21,021
Net realized losses on investments	(15,497)	(11,122)	(12,059)	(18,302)	(20,342)
Income tax expense	(1,782)	(15,928)	(12,084)	(20,962)	(29,833)

NET INCOME	$181,149	$237,176	$171,086	$521,107	$498,126
Preferred dividends	(7,750)	(7,750)	(7,750)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$173,399	$229,426	$163,336	$505,607	$482,626

KEY RATIOS/PER SHARE DATA
Loss ratio	56.3%	52.6%	61.5%	47.0%	50.5%
Acquisition expense ratio	18.2%	17.8%	18.7%	19.3%	19.4%
General and administrative expense ratio	12.4%	12.3%	10.9%	13.6%	11.6%

Combined ratio	86.9%	82.7%	91.1%	79.9%	81.5%

Weighted average basic shares outstanding	58,691	66,069	66,421	64,697	66,436
Weighted average dilutive shares outstanding	64,196	71,294	71,243	70,540	71,755

Basic earnings per common share	$2.95	$3.47	$2.46	$7.82	$7.26
Diluted earnings per common share	$2.70	$3.22	$2.29	$7.17	$6.73

ROAE, net income [a]	7.5%	10.7%	9.6%	22.9%	25.6%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007

ASSETS
Cash and cash equivalents	$656,158	$549,692	$567,825	$600,042	$625,662	$518,800
Fixed maturity investments available for sale, at fair value	4,604,653	4,710,467	4,660,236	4,803,808	4,728,942	4,838,405
Other investments	366,886	369,347	358,128	343,926	281,241	267,721
Premiums receivable, net	1,101,610	1,088,998	723,832	768,162	839,106	808,064
Deferred acquisition costs	194,390	184,646	168,968	212,000	198,537	186,374
Securities lending collateral	153,062	241,343	173,041	195,727	173,884	217,698
Prepaid reinsurance premiums	205,454	268,442	122,594	92,466	99,446	92,722
Losses recoverable	270,053	150,665	187,354	96,008	66,377	55,579
Accrued investment income	37,930	33,650	38,543	36,075	40,443	36,792
Goodwill and intangible assets	205,635	208,202	206,632	69,388	70,456	69,415
Deferred tax assets	14,788	17,702	—	46,926	57,993	61,385
Receivable on pending investment sales, net	—	1,427	2,783	53,061	—	—
Other assets	73,667	50,630	60,791	50,852	43,760	37,508

TOTAL ASSETS	$7,884,286	$7,875,211	$7,270,727	$7,368,441	$7,225,847	$7,190,463

LIABILITIES
Reserve for losses and loss expenses	$3,080,274	$2,928,427	$2,892,224	$2,841,810	$2,767,525	$2,790,183
Reserve for unearned premiums	1,222,830	1,269,318	855,085	999,046	1,027,229	987,748
Deposit liabilities	89,718	105,115	108,943	130,272	143,073	155,380
Reinsurance balances payable	272,901	224,223	162,899	153,815	194,012	147,745
Securities lending payable	153,062	241,343	173,041	195,727	173,884	217,698
Debt	448,793	448,978	448,753	447,235	447,213	447,192
Investments pending settlement, net	—	—	—	—	31,767	14,448
Deferred tax liability	—	—	922	—	—	—
Other liabilities	82,813	119,633	116,601	74,915	61,298	63,523

TOTAL LIABILITIES	$5,350,391	$5,337,037	$4,758,468	$4,842,820	$4,846,001	$4,823,917

SHAREHOLDERS’ EQUITY
Preferred shares Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	59,642	60,098	60,364	64,081	64,591	65,968
Additional paid-in capital	1,107,219	1,127,594	1,165,300	1,355,468	1,378,685	1,431,623
Accumulated other comprehensive (loss) income	(5,282)	62,705	57,725	10,652	(47,525)	(131)
Retained earnings	1,364,316	1,279,777	1,220,870	1,087,420	976,095	861,086

TOTAL SHAREHOLDERS’ EQUITY	$2,533,895	$2,538,174	$2,512,259	$2,525,621	$2,379,846	$2,366,546

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,884,286	$7,875,211	$7,270,727	$7,368,441	$7,225,847	$7,190,463

Book value per common share	$39.97	$39.83	$38.94	$36.21	$33.67	$32.77
Diluted book value per common share (treasury stock method)	$36.72	$36.00	$35.05	$32.81	$30.56	$30.19

RATIOS
Debt-to-capital	15.0%	15.0%	15.2%	15.0%	15.8%	15.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Endurance Operating Income Profile

as of July 1, 2008

Operating Result - $ Millions

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders' equity.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

				Change from July 1, 2007 - June 30, 2008 to July 1, 2008 - June 30, 2009		Change from Jan. 1, 2008 - Dec. 31, 2008 to July 1, 2008 - June 30, 2009

(in millions)	July 1, 2007 - June 30, 2008	Jan. 1, 2008 - Dec. 31, 2008	July 1, 2008 - June 30, 2009	$ Change	% Change	$ Change	% Change

Median Result	$391	$481	$380	($11)	(2.9%)	($101)	(26.6%)
Average Result	342	421	330	(12)	(3.6%)	(91)	(27.6%)

1 in 10 year annual gain	64	34	61	(3)	(4.9%)	27	44.3%
1 in 25 year annual loss	(141)	(121)	(209)	(68)	32.5%	(88)	42.1%
1 in 50 year annual loss	(319)	(248)	(330)	(11)	3.3%	(82)	24.8%
1 in 100 year annual loss	(468)	(438)	(487)	(19)	3.9%	(49)	10.1%
1 in 250 year annual loss	(694)	(659)	(729)	(35)	4.8%	(70)	9.6%
1 in 500 year annual loss	(884)	(775)	(882)	2	(0.2%)	(107)	12.1%

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE SIX MONTHS ENDED JUNE 30, 2008

Gross Premiums Written = $1,389 million [a]

Source of Business	Business Segments

Broker Distribution - Insurance	Broker Distribution - Reinsurance

[a]	Prior to deposit accounting adjustments.

[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$271,973	$246,386	$518,359	($296)	$518,063

Net premiums written	$234,390	$235,291	$469,681	($296)	$469,385

Net premiums earned	$245,383	$210,001	$455,384	($2,299)	$453,085
Other underwriting income	—	—	—	1,933	1,933

Total underwriting revenues	$245,383	$210,001	$455,384	($366)	$455,018

UNDERWRITING EXPENSES
Losses and loss expenses	$188,171	$86,737	$274,908	$417	$275,325
Acquisition expenses	29,000	47,499	76,499	(863)	75,636
General and administrative expenses	25,071	27,422	52,493	—	52,493

Total expenses	$242,242	$161,658	$403,900	($446)	$403,454

UNDERWRITING INCOME	$3,141	$48,343	$51,484	$80	$51,564

GAAP RATIOS
Loss ratio	76.7%	41.3%	60.4%		60.7%
Acquisition expense ratio	11.8%	22.6%	16.8%		16.7%
General and administrative expense ratio	10.2%	13.1%	11.5%		11.6%

Combined ratio	98.7%	77.0%	88.7%		89.0%

STATUTORY RATIOS
Loss ratio	76.7%	41.3%	60.4%		60.7%
Acquisition expense ratio	13.8%	22.6%	18.2%		18.2%
General and administrative expense ratio	13.4%	11.7%	12.5%		12.5%

Combined ratio	103.9%	75.6%	91.1%		91.4%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED JUNE 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

AS REPORTED

GAAP RATIOS
Loss ratio	76.7%	41.3%	60.4%		60.7%
Acquisition expense ratio	11.8%	22.6%	16.8%		16.7%
General and administrative expense ratio	10.2%	13.1%	11.5%		11.6%

Combined ratio	98.7%	77.0%	88.7%	NM	89.0%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	10.4%	15.7%	12.9%	NM	12.4%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	87.1%	57.0%	73.3%		73.1%
Acquisition expense ratio	11.8%	22.6%	16.8%		16.7%
General and administrative expense ratio	10.2%	13.1%	11.5%		11.6%

Combined ratio	109.1%	92.7%	101.6%	NM	101.4%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	JUNE 30, 2006

UNDERWRITING REVENUES
Gross premiums written	$271,973	$585,134	$216,510	$180,046	$197,967	$159,223

Net premiums written	$234,390	$356,141	$154,476	$137,404	$152,000	$123,181

Net premiums earned	$245,383	$167,982	$137,060	$130,640	$124,057	$88,353

UNDERWRITING EXPENSES
Losses and loss expenses	$188,171	$130,950	$93,553	$69,709	$63,422	$70,168
Acquisition expenses	29,000	23,117	22,145	19,542	16,528	6,532
General and administrative expenses	25,071	20,561	27,200	21,988	18,592	13,823

Total expenses	$242,242	$174,628	$142,898	$111,239	$98,542	$90,523

UNDERWRITING INCOME (LOSS)	$3,141	($6,646)	($5,838)	$19,401	$25,515	($2,170)

GAAP RATIOS
Loss ratio	76.7%	78.0%	68.3%	53.4%	51.1%	79.4%
Acquisition expense ratio	11.8%	13.8%	16.2%	14.9%	13.3%	7.4%
General and administrative expense ratio	10.2%	12.2%	19.8%	16.8%	15.0%	15.7%

Combined ratio	98.7%	104.0%	104.3%	85.1%	79.4%	102.5%

STATUTORY RATIOS
Loss ratio	76.7%	78.0%	68.3%	53.4%	51.1%	79.4%
Acquisition expense ratio	13.8%	7.7%	16.9%	17.4%	13.9%	8.6%
General and administrative expense ratio	13.4%	5.5%	18.1%	15.9%	12.0%	9.3%

Combined ratio	103.9%	91.2%	103.3%	86.7%	77.0%	97.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	JUNE 30, 2006

UNDERWRITING REVENUES
Gross premiums written	$246,386	$285,478	$66,039	$243,787	$328,815	$338,142

Net premiums written	$235,291	$286,667	$65,791	$240,774	$316,205	$331,609

Net premiums earned	$210,001	$205,735	$267,772	$275,776	$324,318	$368,496

UNDERWRITING EXPENSES
Losses and loss expenses	$86,737	$61,202	$42,134	$119,798	$171,172	$240,276
Acquisition expenses	47,499	51,157	70,641	58,478	64,555	86,371
General and administrative expenses	27,422	29,483	37,455	33,133	30,072	32,245

Total expenses	$161,658	$141,842	$150,230	$211,409	$265,799	$358,892

UNDERWRITING INCOME	$48,343	$63,893	$117,542	$64,367	$58,519	$9,604

GAAP RATIOS
Loss ratio	41.3%	29.7%	15.7%	43.5%	52.8%	65.2%
Acquisition expense ratio	22.6%	24.9%	26.4%	21.2%	19.9%	23.4%
General and administrative expense ratio	13.1%	14.3%	14.0%	12.0%	9.3%	8.8%

Combined ratio	77.0%	68.9%	56.1%	76.7%	82.0%	97.4%

STATUTORY RATIOS
Loss ratio	41.3%	29.7%	15.7%	43.5%	52.8%	65.2%
Acquisition expense ratio	22.6%	19.4%	47.1%	27.4%	21.8%	22.6%
General and administrative expense ratio	11.7%	10.3%	56.9%	13.8%	9.5%	9.7%

Combined ratio	75.6%	59.4%	119.7%	84.7%	84.1%	97.5%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. Ho for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	JUNE 30, 2006

INSURANCE SEGMENT
Property	$52,360	$31,183	$37,905	$28,379	$40,835	$52,591
Casualty	38,737	25,124	25,851	30,133	42,343	42,877
Healthcare liability	25,485	16,492	15,256	30,262	28,054	31,047
Workers’ compensation	69,888	83,480	73,054	70,398	57,142	6,431
Agriculture	50,921	413,419	42,242	—	—
Professional lines	34,582	15,436	22,202	20,874	29,593	26,277

TOTAL INSURANCE	$271,973	$585,134	$216,510	$180,046	$197,967	$159,223

REINSURANCE SEGMENT
Casualty	$36,244	$69,301	$15,301	$66,006	$27,788	$77,188
Property	34,886	36,248	14,212	112,407	65,476	49,998
Catastrophe	130,217	105,234	13,499	43,684	147,506	102,763
Agriculture	5,822	10,911	7,230	6,917	24,118	42,373
Aerospace and Marine	24,250	36,536	11,660	9,179	32,483	40,120
Surety and other specialty	14,967	27,248	4,137	5,594	31,444	25,700

TOTAL REINSURANCE	$246,386	$285,478	$66,039	$243,787	$328,815	$338,142

TOTAL COMPANY SUBTOTAL	$518,359	$870,612	$282,549	$423,833	$526,782	$497,365
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(296)	(2,021)	(4,799)	(562)	(19,979)	(46,112)

REPORTED TOTALS	$518,063	$868,591	$277,750	$423,271	$506,803	$451,253

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	JUNE 30, 2006

INSURANCE SEGMENT
Property	$36,641	$15,003	$16,827	$7,689	$17,262	$26,699
Casualty	34,953	15,113	16,144	16,467	26,815	33,113
Healthcare liability	25,169	16,492	15,256	30,262	28,054	31,047
Workers’ compensation	63,482	75,906	66,428	64,131	52,999	6,045
Agriculture	44,193	222,400	21,115	—	—	—
Professional lines	29,952	11,227	18,706	18,855	26,870	26,277

TOTAL INSURANCE	$234,390	$356,141	$154,476	$137,404	$152,000	$123,181

REINSURANCE SEGMENT
Casualty	$36,273	$70,503	$14,908	$65,946	$27,610	$76,004
Property	34,886	36,220	14,212	112,398	67,074	49,998
Catastrophe	122,231	105,156	13,499	41,025	137,720	99,238
Agriculture	5,187	10,911	7,230	7,028	22,018	42,373
Aerospace and Marine	21,916	36,626	11,805	8,390	31,030	38,555
Surety and other specialty	14,798	27,251	4,137	5,987	30,753	25,441

TOTAL REINSURANCE	$235,291	$286,667	$65,791	$240,774	$316,205	$331,609

TOTAL COMPANY SUBTOTAL	$469,681	$642,808	$220,267	$378,178	$468,205	$454,790
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(296)	(2,021)	(4,799)	(562)	(19,979)	(46,112)

REPORTED TOTALS	$469,385	$640,787	$215,468	$377,616	$448,226	$408,678

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$857,107	$531,864	$1,388,971	($2,317)	$1,386,654

Net premiums written	$590,531	$521,958	$1,112,489	($2,317)	$1,110,172

Net premiums earned	$413,364	$415,737	$829,101	($3,973)	$825,128
Other underwriting income	—	—	—	1,193	1,193

Total underwriting revenues	$413,364	$415,737	$829,101	($2,780)	$826,321

UNDERWRITING EXPENSES
Losses and loss expenses	$319,122	$147,937	$467,059	($2,232)	$464,827
Acquisition expenses	52,117	98,655	150,772	(762)	150,010
General and administrative expenses	45,632	56,905	102,537	—	102,537

Total expenses	$416,871	$303,497	$720,368	($2,994)	$717,374

UNDERWRITING (LOSS) INCOME	($3,507)	$112,240	$108,733	$214	$108,947

GAAP RATIOS
Loss ratio	77.2%	35.6%	56.3%		56.3%
Acquisition expense ratio	12.6%	23.7%	18.2%		18.2%
General and administrative expense ratio	11.0%	13.7%	12.4%		12.4%

Combined ratio	100.8%	73.0%	86.9%		86.9%

STATUTORY RATIOS
Loss ratio	77.2%	35.6%	56.3%		56.3%
Acquisition expense ratio	10.1%	20.8%	15.1%		15.1%
General and administrative expense ratio	8.7%	10.9%	9.7%		9.7%

Combined ratio	96.0%	67.3%	81.1%		81.1%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

AS REPORTED

GAAP RATIOS
Loss ratio	77.2%	35.6%	56.3%		56.3%
Acquisition expense ratio	12.6%	23.7%	18.2%		18.2%
General and administrative expense ratio	11.0%	13.7%	12.4%		12.4%

Combined ratio	100.8%	73.0%	86.9%	NM	86.9%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	7.1%	16.5%	11.8%	NM	11.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	84.3%	52.1%	68.1%		68.1%
Acquisition expense ratio	12.6%	23.7%	18.2%		18.2%
General and administrative expense ratio	11.0%	13.7%	12.4%		12.4%

Combined ratio	107.9%	89.5%	98.7%	NM	98.7%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED

	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$857,107	$345,000	$239,380	$741,556	$576,745

Net premiums written	$590,531	$260,089	$179,873	$551,970	$416,637

Net premiums earned	$413,364	$234,382	$178,779	$502,082	$371,762

UNDERWRITING EXPENSES
Losses and loss expenses	$319,122	$126,951	$111,775	$290,213	$252,310
Acquisition expenses	52,117	30,354	12,655	72,044	32,528
General and administrative expenses	45,632	40,809	21,782	89,996	49,524

Total expenses	$416,871	$198,114	$146,212	$452,253	$334,362

UNDERWRITING (LOSS) INCOME	($3,507)	$36,268	$32,567	$49,829	$37,400

GAAP RATIOS
Loss ratio	77.2%	54.2%	62.5%	57.8%	67.9%
Acquisition expense ratio	12.6%	13.0%	7.1%	14.4%	8.7%
General and administrative expense ratio	11.0%	17.3%	12.2%	17.9%	13.3%

Combined ratio	100.8%	84.5%	81.8%	90.1%	89.9%

STATUTORY RATIOS
Loss ratio	77.2%	54.2%	62.5%	57.8%	67.9%
Acquisition expense ratio	10.1%	16.1%	8.3%	16.6%	13.9%
General and administrative expense ratio	8.7%	15.6%	10.2%	16.4%	10.5%

Combined ratio	96.0%	85.9%	81.0%	90.8%	92.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED

	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$531,864	$758,288	$928,515	$1,068,114	$1,371,889

Net premiums written	$521,958	$744,996	$917,075	$1,051,560	$1,327,919

Net premiums earned	$415,737	$615,713	$755,033	$1,159,261	$1,447,167

UNDERWRITING EXPENSES
Losses and loss expenses	$147,937	$340,871	$468,674	$502,804	$696,962
Acquisition expenses	98,655	125,973	176,066	255,091	341,194
General and administrative expenses	56,905	56,684	68,177	127,273	140,849

Total expenses	$303,497	$523,528	$712,917	$885,168	$1,179,005

UNDERWRITING INCOME	$112,240	$92,185	$42,116	$274,093	$268,162

GAAP RATIOS
Loss ratio	35.6%	55.4%	62.1%	43.4%	48.2%
Acquisition expense ratio	23.7%	20.5%	23.3%	22.0%	23.6%
General and administrative expense ratio	13.7%	9.1%	9.0%	11.0%	9.7%

Combined ratio	73.0%	85.0%	94.4%	76.4%	81.5%

STATUTORY RATIOS
Loss ratio	35.6%	55.4%	62.1%	43.4%	48.2%
Acquisition expense ratio	20.8%	18.2%	20.5%	22.1%	23.5%
General and administrative expense ratio	10.9%	7.6%	7.4%	12.1%	10.6%

Combined ratio	67.3%	81.2%	90.0%	77.6%	82.3%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED

	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$83,542	$67,877	$81,164	$134,161	$173,292
Casualty	63,861	69,140	64,664	125,124	128,933
Healthcare liability	41,978	46,843	52,109	92,361	106,988
Workers' compensation	153,367	118,775	6,431	262,228	93,779
Agriculture	464,340	—	—	42,242	—
Professional lines	50,019	42,365	35,012	85,440	73,753

TOTAL INSURANCE	$857,107	$345,000	$239,380	$741,556	$576,745

REINSURANCE SEGMENT
Casualty	$105,545	$119,725	$262,767	$201,032	$400,111
Property	71,134	102,177	172,478	228,796	318,883
Catastrophe	235,451	288,005	223,459	345,187	291,755
Agriculture	16,734	117,179	92,904	131,325	107,104
Aerospace and Marine	60,785	72,042	120,065	92,882	180,203
Surety and other specialty	42,215	59,160	56,842	68,892	73,833

TOTAL REINSURANCE	$531,864	$758,288	$928,515	$1,068,114	$1,371,889

TOTAL COMPANY SUBTOTAL	$1,388,971	$1,103,288	$1,167,895	$1,809,670	$1,948,634
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,317)	(23,194)	(145,261)	(28,555)	(158,992)

REPORTED TOTALS	$1,386,654	$1,080,094	$1,022,634	$1,781,115	$1,789,642

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED

	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$51,644	$23,389	$37,389	$47,905	$61,290
Casualty	50,066	44,577	49,318	77,188	89,817
Healthcare liability	41,661	46,843	52,109	92,361	106,988
Workers' compensation	139,387	107,809	6,044	238,369	86,867
Agriculture	266,593	—	—	21,115	—
Professional lines	41,180	37,471	35,013	75,032	71,675

TOTAL INSURANCE	$590,531	$260,089	$179,873	$551,970	$416,637

REINSURANCE SEGMENT
Casualty	$106,775	$119,532	$256,054	$200,385	$396,663
Property	71,107	103,601	172,478	230,211	310,795
Catastrophe	227,386	277,904	223,458	332,428	270,126
Agriculture	16,099	115,079	92,904	129,337	106,262
Aerospace and Marine	58,542	70,419	118,501	90,613	173,586
Surety and other specialty	42,049	58,461	53,680	68,586	70,487

TOTAL REINSURANCE	$521,958	$744,996	$917,075	$1,051,560	$1,327,919

TOTAL COMPANY SUBTOTAL	$1,112,489	$1,005,085	$1,096,948	$1,603,530	$1,744,556
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,317)	(23,194)	(145,261)	(28,555)	(158,992)

REPORTED TOTALS	$1,110,172	$981,891	$951,687	$1,574,975	$1,585,564

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$271,973	$246,090	$518,063	$271,973	$246,386	$518,359

Net premiums written	$234,390	$234,995	$469,385	$234,390	$235,291	$469,681

Net premiums earned	$245,383	$207,702	$453,085	$245,383	$210,001	$455,384
Other underwriting income	—	1,933	1,933	—	—	—

Total underwriting revenues	$245,383	$209,635	$455,018	$245,383	$210,001	$455,384

UNDERWRITING EXPENSES
Losses and loss expenses	$188,171	$87,154	$275,325	$188,171	$86,737	$274,908
Acquisition expenses	29,000	46,636	75,636	29,000	47,499	76,499
General and administrative expenses	25,071	27,422	52,493	25,071	27,422	52,493

Total expenses	$242,242	$161,212	$403,454	$242,242	$161,658	$403,900

UNDERWRITING INCOME	$3,141	$48,423	$51,564	$3,141	$48,343	$51,484

GAAP RATIOS
Loss ratio	76.7%	42.0%	60.7%	76.7%	41.3%	60.4%
Acquisition expense ratio	11.8%	22.4%	16.7%	11.8%	22.6%	16.8%
General and administrative expense ratio	10.2%	13.2%	11.6%	10.2%	13.1%	11.5%

Combined ratio	98.7%	77.6%	89.0%	98.7%	77.0%	88.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$857,107	$529,547	$1,386,654	$857,107	$531,864	$1,388,971

Net premiums written	$590,531	$519,641	$1,110,172	$590,531	$521,958	$1,112,489

Net premiums earned	$413,364	$411,764	$825,128	$413,364	$415,737	$829,101
Other underwriting income	—	1,193	1,193	—	—	—

Total underwriting revenues	$413,364	$412,957	$826,321	$413,364	$415,737	$829,101

UNDERWRITING EXPENSES
Losses and loss expenses	$319,122	$145,705	$464,827	$319,122	$147,937	$467,059
Acquisition expenses	52,117	97,893	150,010	52,117	98,655	150,772
General and administrative expenses	45,632	56,905	102,537	45,632	56,905	102,537

Total expenses	$416,871	$300,503	$717,374	$416,871	$303,497	$720,368

UNDERWRITING (LOSS) INCOME	($3,507)	$112,454	$108,947	($3,507)	$112,240	$108,733

GAAP RATIOS
Loss ratio	77.2%	35.4%	56.3%	77.2%	35.6%	56.3%
Acquisition expense ratio	12.6%	23.8%	18.2%	12.6%	23.7%	18.2%
General and administrative expense ratio	11.0%	13.8%	12.4%	11.0%	13.7%	12.4%

Combined ratio	100.8%	73.0%	86.9%	100.8%	73.0%	86.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE SIX MONTHS ENDED JUNE 30, 2008

Average common equity [a]	$2,323,077

Net premiums earned	$825,128
Combined ratio	86.9%
Operating margin	13.1%
Premium leverage	0.36	x

Implied ROAE from underwriting activity	4.7%

Average cash and invested assets at amortized cost	$5,576,372
Investment leverage	2.40	x
Year to date investment income yield, pretax	1.9%

Implied ROAE from investment activity	4.6%

Financing Costs [b]	(1.0)%

Implied Pre-tax Operating ROAE, for period [c]	8.4%

Implied Pre-tax Operating ROAE, annualized [c]	16.8%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]

Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity -- underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting and investment profits and the tax-effected impact of amortization and interest expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	JUNE 30, 2008		MAR. 31, 2008		DEC. 31, 2007		SEPT. 30, 2007		2007		2006

Average common equity [a]	$2,336,035		$2,325,217		$2,318,940		$2,252,734		$2,215,885		$1,885,209

Net premiums earned	$453,085		$372,043		$400,462		$399,742		$1,594,800		$1,638,574

Operating leverage	0.19	x	0.16	x	0.17	x	0.18	x	0.72	x	0.87	x

Annualized operating leverage	0.78	x	0.64	x	0.69	x	0.71	x	0.72	x	0.87	x

Avg. cash and invested assets at amortized cost	$5,593,901		$5,579,783		$5,691,919		$5,751,342		$5,559,204		$5,275,481

Investment leverage	2.39	x	2.40	x	2.45	x	2.55	x	2.51	x	2.80	x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF JUNE 30, 2008

Type of Investment	Fair Value	Percentage

Cash and equivalents [a]	$654,326	11.6%
U.S. government and agencies	723,561	12.9%
Corporate securities	808,101	14.3%
Foreign government	195,652	3.5%
Municipals	124,351	2.2%
Asset-backed securities	363,823	6.5%
Mortgage-backed securities	2,389,165	42.5%
Other investments [b]	366,886	6.5%

Total	$5,625,865	100.0%

Ratings [e]	Fair Value	Percentage

U.S. Government and agencies notes	$723,561	14.6%
AAA/Aaa	3,114,330	62.6%
AA/Aa	338,683	6.8%
A/A	340,023	6.8%
BBB	24,510	0.5%
Below BBB	62,788	1.3%
Not Rated	758	0.0%
Other investments [b]	366,886	7.4%

Total	$4,971,539	100.0%

Performance	JUNE 30, 2008

Yield [c]	3.9%
Duration [d]	3.0

Investment Income	Quarter Ended June 30, 2008	Quarter Ended Mar. 31, 2008	Quarter Ended Dec. 31, 2007	Quarter Ended Sept. 30, 2007

Other Investments	($519)	($16,112)	($898)	($3,489)

Total net investment income	$60,482	$46,878	$65,310	$62,605

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF JUNE 30, 2008

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio

U.S. Government and agencies	$1,185,215	43.1%	21.1%
AAA/Aaa	1,512,905	54.9%	26.9%
AA/Aa	12,255	0.4%	0.2%
A/A	10,112	0.4%	0.2%
BBB	22,110	0.8%	0.4%
Below BBB	10,391	0.4%	0.2%

Total	$2,752,988	100.0%	49.0%

Structured securities sectors (RMBS, CMBS, ABS and CDO)		Fair Value	Percentage	Percentage

Commercial		$741,269	26.9%	13.2%
Residential		1,684,253	61.2%	30.0%
Consumer		327,466	11.9%	5.8%

Total		$2,752,988	100.0%	49.0%

Spread Duration	3.67 years

Subprime collateralized securities		Fair Value	Percentage	Percentage

AAA		$399	98.0%	0.0%
BBB and below		8	2.0%	0.0%

Total		$407	100.0%	0.0%

Spread Duration	2.04 years

Collateralized debt obligations (CDO’s)	Fair Value	Percentage	Percentage

AAA/Aaa	$—	—	—
AA/Aa	144	3.6%	—
A/A	1,315	32.4%	—
BBB	1,919	47.3%	—
Below BBB	675	16.7%	—

Total	$4,053	100.0%	—

Collateralized debt obligations (CDO’s)		Fair Value	Percentage	Percentage

Commercial		$4,050	99.9%	—
Residential		3	0.1%	—

Total		$4,053	100.0%	—

Spread Duration	3.85 years

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	FOR THE QUARTER ENDED

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007

Incurred related to:
Current year	$331,507	$230,456	$183,253	$223,946	$234,768
Prior years	(56,182)	(40,954)	(38,401)	(37,490)	(27,589)

Total incurred	$275,325	$189,502	$144,852	$186,456	$207,179

Paid related to:
Current year	($16,906)	($587)	($42,814)	($24,416)	($15,896)
Prior years	(347,670)	(127,272)	(172,362)	(134,212)	(232,921)

Total paid	($364,576)	($127,859)	($215,176)	($158,628)	($248,817)

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED JUNE 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2008	($3,743)	($35,498)	($39,241)	$1,713	($40,954)
Quarter ended June 30, 2008	(25,583)	(33,025)	(58,608)	(2,426)	(56,182)

Six months ended June 30, 2008	($29,326)	($68,523)	($97,849)	($713)	($97,136)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)

Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED DEC. 31, 2007

	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007

INSURANCE SEGMENT
Short tail[a}	($7,423)	($1,896)	$1,340	($1,003)	($15,172)	($30,933)
Long tail[b]	(18,160)	(1,847)	(11,420)	(24,098)	(3,553)	(49,480)
Other[c]	—	—	—	—	—	—

TOTAL INSURANCE	(25,583)	(3,743)	(10,080)	(25,101)	(18,725)	(80,413)

REINSURANCE SEGMENT
Short tail[a}	(10,316)	(31,880)	(30,577)	(12,953)	(10,114)	(69,227)
Long tail[b]	1,187	(101)	(89)	(2,269)	1,106	(6,450)
Other[c]	(23,896)	(3,517)	(4,117)	7,110	567	1,269

TOTAL REINSURANCE	(33,025)	(35,498)	(34,783)	(8,112)	(8,441)	(74,408)

TOTAL COMPANY SUBTOTAL	(58,608)	(39,241)	(44,863)	(33,213)	(27,166)	(154,821)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	(2,426)	1,713	(6,462)	4,277	423	4,566

REPORTED TOTALS	($56,182)	($40,954)	($38,401)	($37,490)	($27,589)	($159,387)

[a]

Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]

Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]

The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, and other.

[d]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals

	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT JUNE 30, 2008
Case reserves	$76,961	$100,219	$253,067	$430,247	$445,073	$257,920	$6,338	$709,331	$1,139,578	($41,900)	$1,097,678
Total reserves	$112,959	$1,129,238	$271,389	$1,513,586	$729,039	$839,848	$83,252	$1,652,139	$3,165,725	($85,451)	$3,080,274
Case reserves / Total reserves	68.1%	8.9%	93.2%	28.4%	61.0%	30.7%	7.6%	42.9%	36.0%	49.0%	35.6%

IBNR / Total reserves	31.9%	91.1%	6.8%	71.6%	39.0%	69.3%	92.4%	57.1%	64.0%	51.0%	64.4%

AT MAR. 31, 2008
Case reserves	$91,447	$75,515	$21,520	$188,482	$476,650	$245,327	$8,199	$730,176	$918,658	($51,541)	$867,117
Total reserves	$127,760	$1,050,603	$83,274	$1,261,637	$750,966	$837,407	$177,810	$1,766,183	$3,027,820	($99,393)	$2,928,427
Case reserves / Total reserves	71.6%	7.2%	25.8%	14.9%	63.5%	29.3%	4.6%	41.3%	30.3%	51.9%	29.6%

IBNR / Total reserves	28.4%	92.8%	74.2%	85.1%	36.5%	70.7%	95.4%	58.7%	69.7%	48.1%	70.4%

AT DEC. 31, 2007
Case reserves	$88,197	$57,282	$64,259	$209,738	$507,230	$244,276	$8,784	$760,290	$970,028	($52,131)	$917,897
Total reserves	$122,643	$968,891	$91,092	$1,182,626	$794,983	$839,744	$177,835	$1,812,562	$2,995,188	($102,964)	$2,892,224
Case reserves / Total reserves	71.9%	5.9%	70.5%	17.7%	63.8%	29.1%	4.9%	41.9%	32.4%	50.6%	31.7%

IBNR / Total reserves	28.1%	94.1%	29.5%	82.3%	36.2%	70.9%	95.1%	58.1%	67.6%	49.4%	68.3%

AT SEPT. 30, 2007
Case reserves	$116,106	$46,092	—	$162,198	$577,103	$244,289	$18,260	$839,652	$1,001,850	($67,709)	$934,141
Total reserves	$145,657	$899,080	—	$1,044,737	$923,945	$837,817	$161,607	$1,923,369	$2,968,106	($126,296)	$2,841,810
Case reserves / Total reserves	79.7%	5.1%	—	15.5%	62.5%	29.2%	11.3%	43.7%	33.8%	53.6%	32.9%

IBNR / Total reserves	20.3%	94.9%	—	84.5%	37.5%	70.8%	88.7%	56.3%	66.2%	46.4%	67.1%

AT JUNE 30, 2007
Case reserves	$100,339	$49,928	—	$150,267	$614,638	$234,964	$9,267	$858,869	$1,009,136	($65,639)	$943,497
Total reserves	$134,405	$832,868	—	$967,273	$974,941	$833,779	$126,404	$1,935,124	$2,902,397	($134,872)	$2,767,525
Case reserves / Total reserves	74.7%	6.0%	—	15.5%	63.0%	28.2%	7.3%	44.4%	34.8%	48.7%	34.1%

IBNR / Total reserves	25.3%	94.0%	—	84.5%	37.0%	71.8%	92.7%	55.6%	65.2%	51.3%	65.9%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

		2008	2007	2008	2007

DILUTIVE SHARES OUTSTANDING:	Average market price per share	$35.05	$38.09	$37.19	$36.64
AS REPORTED	Basic weighted average common shares outstanding	58,558	65,531	58,691	66,069

	Add: weighted avg. unvested restricted share units	1,360	804	1,263	771
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$28,186	$26,420	$28,186	$26,420
	Less: restricted share units bought back via treasury method	(804)	(694)	(758)	(721)

	Add: weighted avg. dilutive warrants outstanding	6,413	7,202	6,718	7,202
	Weighted average exercise price per share	$15.37	$16.37	$15.37	$16.37
	Less: warrants bought back via treasury method	(2,812)	(3,096)	(2,777)	(3,218)

	Add: weighted avg. dilutive options outstanding	2,029	2,284	2,034	2,385
	Weighted average exercise price per share	$17.81	$18.33	$17.81	$18.30
	Proceeds from unrecognized option expense	$48	$87	$48	$87
	Less: options bought back via treasury method	(1,032)	(1,101)	(975)	(1,194)

	Weighted average dilutive shares outstanding	63,712	70,930	64,196	71,294

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2008	2007	2008	2007

Net income	$103,338	$135,341	$181,149	$237,176
Add (Less) after-tax items:
Net foreign exchange gains	(4,071)	(1,914)	(4,081)	(372)
Net realized losses on investments	3,411	7,750	15,137	9,569

Operating income before preferred dividends	$102,678	$141,177	$192,205	$246,373
Preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)

Operating income available to common shareholders	$98,803	$137,302	$184,455	$238,623

Weighted average common shares outstanding
Basic	58,558	65,531	58,691	66,069
Dilutive	63,712	70,930	64,196	71,294

Basic per common share data
Net income available to common shareholders	$1.70	$2.01	$2.95	$3.47
Add (Less) after-tax items:
Net foreign exchange gains	(0.07)	(0.03)	(0.07)	(0.01)
Net realized losses on investments	0.06	0.12	0.26	0.15

Operating income available to common shareholders	$1.69	$2.10	$3.14	$3.61

Diluted per common share data
Net income available to common shareholders	$1.56	$1.85	$2.70	$3.22
Add (Less) after-tax items:
Net foreign exchange gains	(0.06)	(0.02)	(0.06)	(0.01)
Net realized losses on investments	0.05	0.11	0.23	0.14

Operating income available to common shareholders	$1.55	$1.94	$2.87	$3.35

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$24.00	$25.00	$26.00	$27.00	$28.00	$29.00	$30.00	$31.00	$32.00	$33.00	$34.00

62,372	62,588	62,788	62,972	63,144	63,304	63,453	63,592	63,723	63,846	63,961

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		JUNE 30,
				DEC. 31, 2007
		2008	2007

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$30.79	$40.04	$41.73
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	58,398	64,734	59,384
	Add: unvested restricted shares and restricted share units	1,260	1,142	1,041
	Add: dilutive warrants outstanding	6,095	7,202	7,095
	Weighted average exercise price per share	$15.37	$16.37	$15.87
	Add: dilutive options outstanding	2,022	2,192	2,045
	Weighted average exercise price per share	$17.81	$18.34	$18.12

	Book Value [c]	$2,333,895	$2,179,846	$2,312,259
	Add: proceeds from converted warrants	93,676	117,902	112,593
	Add: proceeds from converted options	36,003	40,199	37,059

	Pro forma book value	$2,463,574	$2,337,947	$2,461,911
	Dilutive shares outstanding	67,775	75,271	69,564

	Basic book value per common share	$39.97	$33.67	$38.94
	Diluted book value per common share	$36.35	$31.06	$35.39

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$30.79	$40.04	$41.73
TREASURY STOCK METHOD	Basic common shares outstanding [b]	58,398	64,734	59,384
	Add: unvested restricted shares and restricted share units	1,260	1,142	1,041
	Add: dilutive warrants outstanding	6,095	7,202	7,095
	Weighted average exercise price per share	$15.37	$16.37	$15.87
	Less: warrants bought back via treasury method	(3,042)	(2,945)	(2,698)
	Add: dilutive options outstanding	2,022	2,192	2,045
	Weighted average exercise price per share	$17.81	$18.34	$18.12
	Less: options bought back via treasury method	(1,170)	(1,004)	(889)

	Dilutive shares outstanding	63,563	71,321	65,978

	Basic book value per common share	$39.97	$33.67	$38.94
	Diluted book value per common share	$36.72	$30.56	$35.05

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS JUNE 30, 2008	YEARS ENDED DECEMBER 31,

		2007	2006	2005	2004	2003

Net income (loss) available to common shareholders	$173,399	$505,607	$482,626	($223,204)	$355,584	$263,437

Dividends paid to common shareholders	(29,943)	(64,353)	(66,262)	(61,695)	(50,346)	(20,505)

Shareholders’ equity [a]	2,333,895	2,312,259	2,097,874	1,672,543	1,862,455	1,644,815

Return on beginning equity	7.5%	24.1%	28.9%	(12.0)%	21.6%	21.6%

Dividend payout ratio [b]	1.3%	3.1%	4.0%	3.3%	3.1%	1.7%

Dilutive common shares outstanding	63,563	65,978	72,654	72,173	66,729	68,445

Diluted book value per common share (treasury stock method)	$36.72	$35.05	$28.87	$23.17	$27.91	$24.03

Change in diluted book value per common share	4.8%	21.4%	24.6%	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	6.1%	24.5%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.